   As filed with the Securities and Exchange Commission on October 1, 1996


                                       Registration Statement No. 333-12973
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              ____________________

                                AMENDMENT NO. 1
                                      TO
                                   FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              ____________________

                       PATRIOT AMERICAN HOSPITALITY, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Virginia                                          75-2599709
  (State or Other Jurisdiction of                           (I.R.S. Employer
  Incorporation or Organization)                         Identification Number)

                               3030 LBJ Freeway
                                  Suite 1500
                              Dallas, Texas 75234
                                (972) 888-8000

               (Address, Including Zip Code and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                               Paul A. Nussbaum
                     Chairman and Chief Executive Officer
                         3030 LBJ Freeway, Suite 1500
                              Dallas, Texas 75234
                                (972) 888-8000

      (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)
                              ____________________

                                    copy to:
                             Gilbert G. Menna, P.C.
                            Kathryn I. Murtagh, Esq.
                          Goodwin, Procter & Hoar  LLP
                                 Exchange Place
                                Boston, MA 02109
                                 (617) 570-1000
                              ____________________

    Approximate date of commencement of proposed sale to public: From time to time after this registration statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on this 30th day of September, 1996.


                                             PATRIOT AMERICAN HOSPITALITY, INC.

                                             By: /s/ Paul A. Nussbaum
                                                --------------------------------
                                                Paul A. Nussbaum
                                                Chairman of the Board and
                                                Chief Executive Officer


                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicted on the 30th day of September, 1996.


       Signature                Title                       Date
       ---------                -----                       ----


/s/ Paul A. Nussbaum    Chairman of the Board and       September 30, 1996
---------------------    Chief Executive Officer
Paul A. Nussbaum         (Principal Executive
                         Officer)


/s/ Rex E. Stewart      Executive Vice President and    September 30, 1996
---------------------    Chief Financial Officer
Rex E. Stewart           (Principal Financial and
                         Accounting Officer)


    Leonard Boxer*      Director                        September 30, 1996
---------------------
Leonard Boxer

    John H. Daniels*    Director                        September 30, 1996
---------------------
John H. Daniels


  John C. Deterding*   Director                         September 30, 1996
---------------------
John C. Deterding


                        Director
---------------------
Gregory R. Dillon


 Thomas S. Foley*       Director                        September 30, 1996
---------------------
Thomas S. Foley


    Arch K. Jacobson*   Director                        September 30, 1996
---------------------
Arch K. Jacobson


*By: /s/ Rex E. Stewart
     ------------------
     Rex E. Stewart
     Attorney-in-Fact

                               INDEX TO EXHIBITS

Exhibit
Number      Exhibit
------      -------

  4.1*      -- Article IV of the Company's Amended and Restated Articles of
               Incorporation (Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-11, No. 33-94612).


  4.2*      -- Articles II and VI of the Company's Amended and Restated Bylaws
               (Incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-11, No. 33-94612).

  5.1*      -- Opinion of Goodwin, Procter & Hoar LLP.

  8.1*      -- Opinion of Goodwin, Procter & Hoar LLP as to Tax Matters.

 23.1*      -- Consent of Goodwin, Procter & Hoar LLP (included in
               Exhibits 5.1 and 8.1).

 23.2*      -- Consent of Ernst & Young LLP.

 23.3       -- Consent of Coopers & Lybrand L.L.P., Fort Lauderdale, Florida.

 23.4       -- Consent of Coopers & Lybrand L.L.P., Pittsburgh, Pennsylvania.

 23.5       -- Consent of Coopers & Lybrand L.L.P., Newport Beach, California.

 23.6*      -- Consent of Price Waterhouse LLP.

 24.1*      -- Powers of Attorney (included on Signature Pages to the
               Registration Statement).


-------------
*Previously filed